                                                    Chase Manhattan Bank USA, N.A.
                                                 Monthly Certificateholder's Statement

                                                    Chase Credit Card Master Trust
                                                             Series 1996-4

                                                                                                      Distribution Date:     6/15/98

Section 5.2 - Supplement                                       Class A         Class B       Collateral                 Total
------------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                       0.00           0.00           0.00                    0.00

(ii)  Monthly Interest Distributed                                6,975,645.83     603,402.22     811,331.73            8,390,379.79
      Deficiency Amounts                                                  0.00           0.00                                   0.00
      Additional Interest                                                 0.00           0.00                                   0.00
      Accrued and Unpaid Interest                                                                       0.00                    0.00

(iii) Collections of Principal Receivables                      147,742,008.00  12,311,763.65  15,829,571.21          175,883,342.86

(iv)  Collections of Finance Charge Receivables                  20,540,070.86   1,711,662.79   2,200,731.66           24,452,465.30

(v)   Aggregate Amount of Principal Receivables                                                                    15,728,860,960.30

                                            Investor Interest 1,400,000,000.00 116,666,000.00 150,000,666.67        1,666,666,666.67
                                            Adjusted Interest 1,400,000,000.00 116,666,000.00 150,000,666.67        1,666,666,666.67

                                                 Series
      Floating Investor Percentage                     10.60%            84.00%          7.00%          9.00%                100.00%
      Fixed Investor Percentage                        10.60%            84.00%          7.00%          9.00%                100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.44%
              30 to 59 days                                                                                                    1.45%
              60 to 89 days                                                                                                    1.04%
              90 or more days                                                                                                  2.07%
                                               Total Receivables                                                             100.00%

(vii) Investor Default Amount                                     8,026,587.01     668,878.43     859,995.29            9,555,460.72

(viii)Investor Charge-Offs                                                0.00           0.00           0.00                    0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                          0.00           0.00           0.00

(x)   Servicing Fee                                               1,166,666.67      97,221.67     125,000.56            1,388,888.89

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          10.73%

(xii) Reallocated Monthly Principal                                                      0.00           0.00                    0.00

(xiii)Closing Investor Interest (Class A Adjusted)            1,400,000,000.00 116,666,000.00 150,000,666.67        1,666,666,666.67

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                         0.00

(xvi) Accumulation Shortfall                                                                                                    0.00

(xvii)Principal Funding Investment Proceeds                                                                                     0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                                 ===================

(xix) Available Funds                                            19,373,404.19   1,614,441.12   2,075,731.10           23,063,576.42

(xx)  Certificate Rate                                                    5.7863%        6.0063%        6.2813%

------------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1997-1

                                                                                                        Distribution Date:   6/15/98

Section 5.2 - Supplement                                    Class A          Class B        Collateral               Total
---------------------------------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                                    0.00             0.00            0.00                   0.00

(ii)  Monthly Interest Distributed                             5,690,383.68       490,701.56      656,723.97           6,837,809.21
      Deficiency Amounts                                               0.00             0.00                                   0.00
      Additional Interest                                              0.00             0.00                                   0.00
      Accrued and Unpaid Interest                                                                       0.00                   0.00

(iii) Collections of Principal Receivables                   121,359,506.58    10,113,257.04   13,002,839.45         144,475,603.06

(iv)  Collections of Finance Charge Receivables               16,872,201.06     1,406,011.86    1,807,740.72          20,085,953.64

(v)   Aggregate Amount of Principal Receivables                                                                   15,728,860,960.30

                                         Investor Interest 1,150,000,000.00    95,833,000.00  123,214,619.00       1,369,047,619.00
                                         Adjusted Interest 1,150,000,000.00    95,833,000.00  123,214,619.00       1,369,047,619.00

                                                Series
      Floating Investor Percentage                    8.70%           84.00%            7.00%           9.00%                100.00%
      Fixed Investor Percentage                       8.70%           84.00%            7.00%           9.00%                100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.44%
              30 to 59 days                                                                                                    1.45%
              60 to 89 days                                                                                                    1.04%
              90 or more days                                                                                                  2.07%
                                               Total Receivables                                                             100.00%

(vii) Investor Default Amount                                  6,593,267.90       549,437.08      706,423.47           7,849,128.45

(viii)Investor Charge-Offs                                             0.00             0.00            0.00                   0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                       0.00             0.00            0.00

(x)   Servicing Fee                                              958,333.33        79,860.83      102,678.85           1,140,873.02

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          10.73%

(xii) Reallocated Monthly Principal                                                     0.00            0.00                   0.00

(xiii)Closing Investor Interest (Class A Adjusted)         1,150,000,000.00    95,833,000.00  123,214,619.00       1,369,047,619.00

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                        0.00

(xvi) Accumulation Shortfall                                                                                                   0.00

(xvii)Principal Funding Investment Proceeds                                                                                    0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                                  ==================

(xix) Available Funds                                         15,913,867.73     1,326,151.03    1,705,061.87          18,945,080.63

(xx)  Certificate Rate                                                 5.7463%          5.9463%         6.3063%

---------------------------------------------------------------------------------------------------------------------------------

                                               Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                               Chase Credit Card Master Trust
                                                       Series 1997-2

                                                                                                         Distribution Date: 6/15/98

Section 5.2 - Supplement                                  Class A          Class B         Collateral               Total
---------------------------------------------------------------------------------------------------------------------------------
(i)   Monthly Principal Distributed                                  0.00             0.00             0.00                    0.00

(ii)  Monthly Interest Distributed                           7,875,000.00       458,095.13       619,322.59            8,952,417.71
      Deficiency Amounts                                             0.00             0.00                                     0.00
      Additional Interest                                            0.00             0.00                                     0.00
      Accrued and Unpaid Interest                                                                      0.00                    0.00

(iii) Collections of Principal Receivables                 158,295,008.58     8,994,005.80    12,591,677.24          179,880,691.61

(iv)  Collections of Finance Charge Receivables             22,007,218.77     1,250,406.16     1,750,578.23           25,008,203.16

(v)   Aggregate Amount of Principal Receivables                                                                   15,728,860,960.30

                                    Investor Interest    1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00
                                    Adjusted Interest    1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00

                                             Series
      Floating Investor Percentage                 10.84%           88.00%            5.00%            7.00%                 100.00%
      Fixed Investor Percentage                    10.84%           88.00%            5.00%            7.00%                 100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.44%
              30 to 59 days                                                                                                    1.45%
              60 to 89 days                                                                                                    1.04%
              90 or more days                                                                                                  2.07%
                                           Total Receivables                                                                 100.00%

(vii) Investor Default Amount                                8,599,914.65       488,629.95       684,085.69            9,772,630.28

(viii)Investor Charge-Offs                                           0.00             0.00             0.00                    0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                     0.00             0.00             0.00

(x)   Servicing Fee                                          1,250,000.00        71,022.50        99,432.05            1,420,454.55

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                          10.73%

(xii) Reallocated Monthly Principal                                                   0.00             0.00                    0.00

(xiii)Closing Investor Interest (Class A Adjusted)       1,500,000,000.00    85,227,000.00   119,318,455.00        1,704,545,455.00

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                        0.00

(xvi) Accumulation Shortfall                                                                                                   0.00

(xvii)Principal Funding Investment Proceeds                                                                                    0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                                ===================

(xix) Available Funds                                       20,757,218.77     1,179,383.66     1,651,146.18           23,587,748.61

(xx)  Certificate Rate                                               6.3000%          6.4500%          6.1563%

---------------------------------------------------------------------------------------------------------------------------------

                                                Chase Manhattan Bank USA, N.A.
                                             Monthly Certificateholder's Statement

                                                Chase Credit Card Master Trust
                                                         Series 1997-3
                                                                                                         Distribution Date: 6/15/98

Section 5.2 - Supplement                                   Class A          Class B        Collateral              Total
--------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                   0.00             0.00            0.00                   0.00

(ii)  Monthly Interest Distributed                            4,235,625.00       107,749.29      147,765.05           4,491,139.34
      Deficiency Amounts                                              0.00             0.00                                   0.00
      Additional Interest                                             0.00             0.00                                   0.00
      Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii) Collections of Principal Receivables                   26,382,501.43     2,198,506.61    2,826,731.80          31,407,739.84

(iv)  Collections of Finance Charge Receivables               3,667,869.80       305,650.93      392,990.95           4,366,511.67

(v)   Aggregate Amount of Principal Receivables                                                                  15,728,860,960.30

                                       Investor Interest    250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00
                                       Adjusted Interest    250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00

                                              Series
      Floating Investor Percentage                   1.89%           84.00%            7.00%           9.00%                100.00%
      Fixed Investor Percentage                      1.89%           84.00%            7.00%           9.00%                100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                        95.44%
              30 to 59 days                                                                                                   1.45%
              60 to 89 days                                                                                                   1.04%
              90 or more days                                                                                                 2.07%
                                             Total Receivables                                                              100.00%

(vii) Investor Default Amount                                 1,433,319.11       119,441.35      153,571.82           1,706,332.27

(viii)Investor Charge-Offs                                            0.00             0.00            0.00                   0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00            0.00

(x)   Servicing Fee                                             208,333.33        17,360.83       22,321.71             248,015.87

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                         10.73%

(xii) Reallocated Monthly Principal                                                    0.00            0.00                   0.00

(xiii)Closing Investor Interest (Class A Adjusted)          250,000,000.00    20,833,000.00   26,786,048.00         297,619,048.00

(xiv) LIBOR                                                                                                                 5.65625%

(xv)  Principal Funding Account Balance                                                                                       0.00

(xvi) Accumulation Shortfall                                                                                                  0.00

(xvii)Principal Funding Investment Proceeds                                                                                   0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                             ===================

(xix) Available Funds                                         6,295,402.44       288,290.09      370,669.24           6,954,361.77

(xx)  Certificate Rate                                                6.7770%          6.0063%         6.4063%

--------------------------------------------------------------------------------------------------------------------------------

                                             Chase Manhattan Bank USA, N.A.
                                         Monthly Certificateholder's Statement

                                             Chase Credit Card Master Trust
                                                     Series 1997-4

                                                                                                   Distribution Date: 6/15/98
Section 5.2 - Supplement                                     Class A        Class B      Collateral            Total
-------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                 0.00           0.00          0.00                  0.00

(ii)  Monthly Interest Distributed                          3,005,062.50     259,032.99    339,408.49          3,603,503.97
      Deficiency Amounts                                            0.00           0.00                                0.00
      Additional Interest                                           0.00           0.00                                0.00
      Accrued and Unpaid Interest                                                                0.00                  0.00

(iii) Collections of Principal Receivables                 63,318,003.43   5,276,500.29  6,784,071.87         75,378,575.59

(iv)  Collections of Finance Charge Receivables             8,802,887.51     733,573.96    943,166.53         10,479,628.00

(v)   Aggregate Amount of Principal Receivables                                                           15,728,860,960.30

                                        Investor Interest 600,000,000.00  50,000,000.00 64,285,715.00        714,285,715.00
                                        Adjusted Interest 600,000,000.00  50,000,000.00 64,285,715.00        714,285,715.00

                                            Series
      Floating Investor Percentage                  4.5412425%     84.00%          7.00%         9.00%               100.00%
      Fixed Investor Percentage                     4.54%          84.00%          7.00%         9.00%               100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                 95.44%
              30 to 59 days                                                                                            1.45%
              60 to 89 days                                                                                            1.04%
              90 or more days                                                                                          2.07%
                                         Total Receivables                                                           100.00%

(vii) Investor Default Amount                               3,439,965.86     286,663.82    368,567.77          4,095,197.46

(viii)Investor Charge-Offs                                          0.00           0.00          0.00                  0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                    0.00           0.00          0.00

(x)   Servicing Fee                                           500,000.00      41,666.67     53,571.43            595,238.10

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                  10.73%

(xii) Reallocated Monthly Principal                                                0.00          0.00                  0.00

(xiii)Closing Investor Interest (Class A Adjusted)        600,000,000.00  50,000,000.00 64,285,715.00        714,285,715.00

(xiv) LIBOR                                                                                                            5.65625%

(xv)  Principal Funding Account Balance                                                                                0.00

(xvi) Accumulation Shortfall                                                                                           0.00

(xvii)Principal Funding Investment Proceeds                                                                            0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                      ===================

(xix) Available Funds                                       8,302,887.51     691,907.29    889,595.10          9,884,389.90

(xx)  Certificate Rate                                              5.8163%        6.0163%       6.2563%

-------------------------------------------------------------------------------------------------------------------------

                                              Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                              Chase Credit Card Master Trust
                                                       Series 1997-5

                                                                                                      Distribution Date: 6/15/98

Section 5.2 - Supplement                                        Class A        Class B       Collateral            Total
----------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                   0.00           0.00           0.00                  0.00

(ii)  Monthly Interest Distributed                            2,580,833.33     151,230.58     215,981.60          2,948,045.51
      Deficiency Amounts                                              0.00           0.00                                 0.00
      Additional Interest                                             0.00           0.00           0.00                  0.00
      Accrued and Unpaid Interest                                                                                         0.00

(iii) Collections of Principal Receivables                   52,765,002.86   2,998,001.93   4,197,225.82         59,960,230.61

(iv)  Collections of Finance Charge Receivables               7,335,739.59     416,802.05     583,526.09          8,336,067.73

(v)   Aggregate Amount of Principal Receivables                                                              15,728,860,960.30

                                          Investor Interest 500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00
                                          Adjusted Interest 500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

                                              Series
      Floating Investor Percentage                    3.61%          88.00%          5.00%          7.00%               100.00%
      Fixed Investor Percentage                       3.61%          88.00%          5.00%          7.00%               100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                    95.44%
              30 to 59 days                                                                                               1.45%
              60 to 89 days                                                                                               1.04%
              90 or more days                                                                                             2.07%
                                            Total Receivables                                                           100.00%

(vii) Investor Default Amount                                 2,866,638.22     162,876.65     228,028.57          3,257,543.43

(viii)Investor Charge-Offs                                            0.00           0.00           0.00                  0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00           0.00

(x)   Servicing Fee                                             416,666.67      23,674.17      33,144.02            473,484.85

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                     10.73%

(xii) Reallocated Monthly Principal                                                  0.00           0.00                  0.00

(xiii)Closing Investor Interest (Class A Adjusted)          500,000,000.00  28,409,000.00  39,772,819.00        568,181,819.00

(xiv) LIBOR                                                                                                               5.65625%

(xv)  Principal Funding Account Balance                                                                                   0.00

(xvi) Accumulation Shortfall                                                                                              0.00

(xvii)Principal Funding Investment Proceeds                                                                               0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                         ===================

(xix) Available Funds                                         6,919,072.92     393,127.89     550,382.07          7,862,582.88

(xx)  Certificate Rate                                                6.19400%       6.38800%       6.30625%

----------------------------------------------------------------------------------------------------------------------------

                                              Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                              Chase Credit Card Master Trust
                                                       Series 1998-2

                                                                                                         Distribution Date: 6/15/98

Section 5.2 - Supplement                                   Class A          Class B        Collateral              Total
--------------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                   0.00             0.00            0.00                   0.00

(ii)  Monthly Interest Distributed                            3,986,668.89       339,059.11      451,530.11           4,777,258.11
      Deficiency Amounts                                              0.00             0.00                                   0.00
      Additional Interest                                             0.00             0.00                                   0.00
      Accrued and Unpaid Interest                                                                      0.00                   0.00

(iii) Collections of Principal Receivables                   84,424,004.57     7,035,263.36    9,045,499.48         100,504,767.42

(iv)  Collections of Finance Charge Receivables              11,737,183.35       978,088.83    1,257,565.15          13,972,837.33

(v)   Aggregate Amount of Principal Receivables                                                                  15,728,860,960.30

                                          Investor Interest 800,000,000.00    66,666,000.00   85,714,953.00         952,380,953.00
                                          Adjusted Interezt 800,000,000.00    66,666,000.00   85,714,953.00         952,380,953.00

                                              Series
      Floating Investor Percentage                   6.05%           84.00%            7.00%           9.00%                100.00%
      Fixed Investor Percentage                      6.05%           84.00%            7.00%           9.00%                100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                        95.44%
              30 to 59 days                                                                                                   1.45%
              60 to 89 days                                                                                                   1.04%
              90 or more days                                                                                                 2.07%
                                             Total Receivables                                                              100.00%

(vii) Investor Default Amount                                 4,586,621.15       382,214.61      491,427.52           5,460,263.27

(viii)Investor Charge-Offs                                            0.00             0.00            0.00                   0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                      0.00             0.00            0.00

(x)   Servicing Fee                                             666,666.67        55,555.00       71,429.13             793,650.79

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                         10.73%

(xii) Reallocated Monthly Principal                                                    0.00            0.00                   0.00

(xiii)Closing Investor Interest (Class A Adjusted)          800,000,000.00    66,666,000.00   85,714,953.00         952,380,953.00

(xiv) LIBOR                                                                                                               5.65625%

(xv)  Principal Funding Account Balance                                                                                       0.00

(xvi) Accumulation Shortfall                                                                                                  0.00

(xvii)Principal Funding Investment Proceeds                                                                                   0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                                ===================

(xix) Available Funds                                        11,070,516.68       922,533.83    1,186,136.02          13,179,186.53

(xx)  Certificate Rate                                                5.78710%         5.90625%        6.13125%

--------------------------------------------------------------------------------------------------------------------------------

                                              Chase Manhattan Bank USA, N.A.
                                           Monthly Certificateholder's Statement

                                              Chase Credit Card Master Trust
                                                       Series 1998-3

                                                                                                      Distribution Date: 6/15/98

Section 5.2 - Supplement                                        Class A        Class B       Collateral            Total
----------------------------------------------------------------------------------------------------------------------------

(i)   Monthly Principal Distributed                                   0.00           0.00           0.00                  0.00

(ii)  Monthly Interest Distributed                            3,800,000.00     221,300.92     324,065.41          4,345,366.32
      Deficiency Amounts                                              0.00           0.00                                 0.00
      Additional Interest                                             0.00           0.00           0.00                  0.00
      Accrued and Unpaid Interest                                                                                         0.00

(iii) Collections of Principal Receivables                   49,208,860.68   2,795,883.43   3,914,415.76         55,919,159.88

(iv)  Collections of Finance Charge Receivables               6,802,772.67     386,510.87     541,139.95          7,730,423.49

(v)   Aggregate Amount of Principal Receivables                                                              15,634,653,099.96

                                          Investor Interest 600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00
                                          Adjusted Interest 600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

                                              Series
      Floating Investor Percentage                    4.36%          88.00%          5.00%          7.00%               100.00%
      Fixed Investor Percentage                       4.36%          88.00%          5.00%          7.00%               100.00%

(vi)  Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                    95.44%
              30 to 59 days                                                                                               1.45%
              60 to 89 days                                                                                               1.04%
              90 or more days                                                                                             2.07%
                                            Total Receivables                                                           100.00%

(vii) Investor Default Amount                                 1,545,589.32      87,815.23     122,946.95          1,756,351.51

(viii)Investor Charge-Offs                                            0.00           0.00           0.00                  0.00

(ix)  Reimbursed Investor Charge-Offs/Reductions                      0.00           0.00           0.00

(x)   Servicing Fee                                             416,666.67      23,673.61      33,144.57            473,484.85

(xi)  Portfolio Yield (Net of Defaulted Receivables)                                                                     13.14%

(xii) Reallocated Monthly Principal                                                  0.00           0.00                  0.00

(xiii)Closing Investor Interest (Class A Adjusted)          600,000,000.00  34,090,000.00  47,728,182.00        681,818,182.00

(xiv) LIBOR                                                                                                               5.65234%

(xv)  Principal Funding Account Balance                                                                                   0.00

(xvi) Accumulation Shortfall                                                                                              0.00

(xvii)Principal Funding Investment Proceeds                                                                               0.00

(xviiiPrincipal Investment Funding Shortfall
                                                                                                         ===================

(xix) Available Funds                                         6,826,106.00     387,836.59     542,996.05          7,756,938.64

(xx)  Certificate Rate                                                6.00000%       6.15000%       6.30234%

----------------------------------------------------------------------------------------------------------------------------